CHASE VISTA SELECT TAX FREE INCOME FUNDS
SUPPLEMENT DATED SEPTEMBER 28, 1998
TO THE PROSPECTUS DATED
DECEMBER 29, 1997, AS REVISED MARCH 13, 1998

The following supercedes the first and second paragraphs in the PORTFOLIO MANAGER section of the Prospectus on page 15:

Pamela Hunter, Managing Director and Head of Tax Exempt Investments of Chase, is responsible for the day-to-day management of the Tax Free Income Fund. Ms. Hunter manages the investment team providing tax exempt strategy, research and portfolio management, and has been employed at Chase (including its predecessors since 1980.

Ms. Hunter and Richard Taormina, a Municipal Portfolio Manager and Analyst of Chase, are responsibile for the day-to-day management of the New York Intermediate Tax Free Income Fund and the New Jersey Tax Free Income Fund. Mr. Taormina joined Chase in October 1997. Prior to joining Chase, Mr. Taormina was a Senior Municipal Bond Trader at the Vanguard Group of Investment Companies commencing in 1990. Prior to joining the Vanguard Group, he served as an investment analyst for Financial Advisors Group.


VSTF-36-98